UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 10, 2006

GENTA INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19635	33-0326866
(Commission File Number)	(IRS Employer Identification No.)

Two Connell Drive, Berkeley Heights, NJ	07922
(Address of Principal Executive Offices)	(Zip Code)

(908) 286-9800
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

     On March 6, 2006, Genta Incorporated, a Delaware corporation (the “Company”), entered into definitive subscription agreements (the “Subscription Agreements”) with certain institutional investors pursuant to which the Company agreed to issue and sell an aggregate of 19,000,000 shares of its common stock at $2.15 per share, through a registered direct offering, for aggregate gross proceeds of approximately $40,850,000, before deducting estimated fees and expenses associated with the offering (the “Offering”). In conjunction with such Subscription Agreements, on March 10, 2006, the Company entered into a Confirmation to Purchase (the “Confirmation”) with those certain institutional investors, whereby such investors acknowledged the opportunity to review the Company’s Annual Report on Form 10-K, which contains new, additional or changed information such investors may deem relevant in making their investment decision, and indicated their willingness to proceed with the Offering, which was scheduled to close on or about Friday, March 10, 2006 and is currently anticipated to close on or about Monday, March 13, 2006.

     On March 6, 2006, in connection with the Offering, the Company executed a placement agent agreement (the “Placement Agent Agreement”) by and among the Company, Cowen & Co., LLC and Rodman & Renshaw, LLC. In conjunction with the Placement Agent Agreement, on March 10, 2006, the Company entered into an amendment to the Placement Agent Agreement (the “Amendment”) whereby the parties agreed to postpone the closing of the Offering until Monday, March 13, 2006, subject to the satisfaction of certain customary closing conditions.

     A copy of each of the form of Confirmation and the form of the Amendment are filed as Exhibits 10.34 and 10.35 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and are incorporated by reference herein. The foregoing description of the Offering by the Company and the documents related thereto, is qualified in its entirety by reference to such Exhibits.

Item 2.02 Results of Operations and Financial Condition.

     On March 10, 2006, the Company issued a press release announcing financial results for the fourth quarter and year ended December 31, 2005. The Company also highlighted a number of important corporate developments for the year and provided updated guidance on several matters related to Genasense® (oblimersen sodium injection), the Company’s lead anticancer compound.

     A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference. The information in Item 2.02 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Confirmation to Purchase by and among the Company and certain Investors, dated March 10, 2006 (incorporated by reference to Exhibit 10.34 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, Commission File No. 0-19635).

10.2	Form of Amendment No. 1 to Placement Agent Agreement by and among the Company, Cowen & Co., LLC and Rodman & Renshaw LLC, dated March 6, 2006 (incorporated by reference to Exhibit 10.35 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, Commission File No. 0-19635).

99.1	Press Release of the Company dated March 7, 2006.Press Release of the Company dated March 10, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED

Date:	March 10, 2006	By:	/s/ Richard J. Moran

			Name:	Richard J. Moran
			Title:	Senior Vice President, Chief Financial Officer and Corporate Secretary